UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                    September 28, 2005 (September 22, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     0-22356                  58-20583
  (State or Other Jurisdiction       (Commission File          (IRS Employer
        of Incorporation)                Number)            Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On September 22, 2005, Friedman's Inc. ("Friedman's" or the "Company") entered into an Investment Agreement (the "Investment Agreement"), dated as of September 21, 2005, by and between the Company, in its capacity as debtor and debtor-in-possession (and with certain of its subsidiaries, collectively, the "Debtors"), and Harbert Distressed Investment Master Fund, Ltd., a Cayman Islands exempt company (the "Plan Investor"). The Investment Agreement is subject to the approval of the United Stated Bankruptcy Court for the Southern District of Georgia, Savannah Division (the "Bankruptcy Court").

         Under the Investment Agreement, upon the date of closing (the "Closing Date"), the Plan Investor will acquire from the reorganized Company (the "Reorganized Debtor") 100% of the shares of the newly issued common stock of the Reorganized Debtor in exchange for the Plan Investor's conversion of all its claims and interests to equity plus its investment of approximately $25 million in cash in the Company in furtherance of the Company's financial and operational restructuring plan.

         The Investment Agreement contains customary representations and warranties and covenants, including an interim operating covenant that prohibits the Company, until the earlier of the Closing Date and the termination of the Investment Agreement, unless otherwise consented to by the Plan Investor in writing or as required by the Bankruptcy Code, from, among other things, (i) assuming or rejecting certain material contracts, (ii) acquiring any business or material amount assets of any person, (iii) selling, exchanging, licensing or disposing of real property, (iv) incurring any indebtedness or making loans, or (iv) entering into any settlement or agreement with any governmental investigatory or regulatory authority, or with Crescent Jewelers, a California corporation.

         Additionally, until the earlier of the Closing Date and the termination of the Investment Agreement, the Company, its subsidiaries and their representatives are not permitted to (i) solicit, initiate or take any other action designed to solicit a proposal or offer for a restructuring transaction or plan of reorganization or similar transaction, (ii) participate in discussions or negotiations related thereto, (iii) enter into a letter of intent or other agreement related thereto, or (iv) furnish non-public information; provided, however, that if the Company's Board of Directors (the "Board") determines that it is required to authorize such actions to comply with their fiduciary duties under applicable law it may take any action in connection with clauses (ii) and (iv), above. The foregoing notwithstanding, if the Company receives an unsolicited writing from a party indicating that such party is considering making, or has made, a bona fide alternative proposal, the Company is permitted to enter into discussions or negotiations with, or provide information to, such party. In addition, the Company may enter into an agreement with such party for an alternate transaction, and recommend an alternative transaction, so long as (i) the alternative proposal provides a higher transaction value or is otherwise more favorable to the Company and its creditors, (ii) the Board reasonably believes in good faith (after consultation with their outside advisors) that authorizing the transaction is consistent with their fiduciary duties under applicable law, and (iii) the Plan Investor fails to match any such offer. In the event that the Company (i) participates in any discussions or negotiations regarding any alternative proposal from a third party or (ii) furnishes any nonpublic information to any third party in connection with any alternative proposal, the Plan Investor may terminate the Investment Agreement.

         The Plan Investor's investment obligations are subject to various conditions under the Investment Agreement, including, among other things, that:
(i) the necessary approvals have been obtained under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Approval"), (ii) there be no existing injunction preventing consummation of the transactions, (iii) the Company's proposed exit financing facility be in full force and effect,
(iii) that all required consents have been obtained and all regulatory requirements have been fulfilled, (iv) final confirmation of the Company's plan of reorganization and other orders have been obtained from the Bankruptcy Court, and all conditions precedent to the effectiveness of the Company's plan of reorganization have been fully satisfied or waived, (v) certain claims and expenses, including, among other things, reclamation claims, administrative claims, priority claims and cure costs, do not exceed certain amounts or are otherwise resolved upon terms satisfactory to the Plan Investor, and (vi) certain settlements have been reached between the Company and various governmental and regulatory authorities. All conditions are waivable by the Plan Investor except for those conditions related to HSR Approval, that no injunction be in effect, and that all required consents and approvals be obtained.

         Subject to approval by the Bankruptcy Court, there are certain fees and expenses payable to the Plan Investor under the Investment Agreement. In particular, unless the Plan Investor is in material breach of its obligations under the Investment Agreement, following a termination of the Investment Agreement by the Company or the Plan Investor as a result of (i) the Company's entry into an alternative proposal, or the recommendation by the Board of an alternative proposal or the withdrawal of its recommendation regarding the Investment Agreement, or (ii) the Company's consummation of an alternative proposal within six months following termination of the Agreement under certain circumstances, the Company will be required to pay the Plan Investor a termination fee of $5 million. In addition, if the Plan Investor terminates the Agreement following a willful, material breach of the Investment Agreement by the Company, the Company will be required to pay the Plan Investor a termination fee of $3.5 million. In no event will the total amount of break-up fees payable by the Company to the Plan Investor exceed $5 million. The Plan Investor may terminate the Agreement in the event that the Bankruptcy Court fails to approve the break-up fees and expense reimbursement provisions, as set forth therein, by October 31, 2005. The Investment Agreement may also be terminated by the Plan Investor if, among other things, the Company does not satisfy certain conditions by November 30, 2005, or the transaction has not taken place by December 31, 2005.

         If the Investment Agreement is terminated for any reason other than by the Company following a material breach by the Plan Investor, such that certain conditions to the obligations of the Company will not be satisfied as set forth therein, the Company will reimburse the Plan Investor for all of its reasonable out-of-pocket costs and expenses, including the fees and expenses of financial advisors, outside legal counsel, accountants, experts and consultants.

         The foregoing descriptions are qualified in their entirety by reference to the Investment Agreement, a copy of which is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

Item 8.01         Other Events.

         On September 22, 2005, the Bankruptcy Court entered an order (the "Order") approving the adequacy of the Disclosure Statement (the "Disclosure Statement") with respect to a First Amended Joint Plan of Reorganization (the "Plan") as filed with the Bankruptcy Court by Friedman's and its affiliated debtors and debtors-in-possession. A copy of the Plan, Disclosure Statement, and the Order are attached hereto as Exhibits 2.2, 2.3, and 99.1, respectively.

         On September 28, 2005, the Company issued a press release (the "Press Release") which announced, among other things, the foregoing events and those described in Item 1.01 of this Current Report on Form 8-K. The text of the Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

         Some of the statements included in the Plan and the Disclosure Statement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; the ability of the Company to comply with the terms and conditions of its DIP financing, including its secured subordinated term loan with Harbert Distressed Investment Master Fund, Ltd.; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various prepetition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company's Plan and Disclosure Statement, as each may be amended from time to time, public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of the Company's common stock (both Series A and Series B common stock) and other equity interests (such as options and warrants) should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company's common stock or any claims relating to prepetition liabilities and/or other interests in the Company such as warrants convertible into equity interests.

Item 9.01.        Financial Statements and Exhibits.

       (c)        Exhibits.

Exhibit
Number            Description
-------           -----------

Exhibit 2.1 Investment Agreement, dated as of September 21, 2005, by and between Friedman's Inc. and Harbert Distressed Investment Master Fund, Ltd.

Exhibit 2.2 First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 2.3 Disclosure Statement with Respect to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.1 Order of the Bankruptcy Court, entered September 22, 2005, approving the adequacy of the Disclosure Statement with respect to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.2      Press Release, dated September 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FRIEDMAN'S INC.


Date:     September 28, 2005                  By: /s/ C. Steven Moore
                                                  ------------------------
                                                  C. Steven Moore
                                                  Chief Administrative Officer
                                                  and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

Exhibit 2.1 Investment Agreement, dated as of September 21, 2005, by and between Friedman's Inc. and Harbert Distressed Investment Master Fund, Ltd.

Exhibit 2.2 First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 2.3 Disclosure Statement with Respect to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.1 Order of the Bankruptcy Court, entered September 22, 2005, approving the adequacy of the Disclosure Statement with respect to the First Amended Joint Plan of Reorganization of Friedman's Inc. and Certain Affiliates, Debtors and Debtors-In-Possession

Exhibit 99.2      Press Release, dated September 28, 2005